EXHIBIT 32.02

DEER VALLEY CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Charles G. Masters, the undersigned Acting Chief Financial Officer of Deer Valley Corporation (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-KSB of the Company for the year ended December 30, 2006 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof:

1.	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles G. Masters
Charles G. Masters
Acting Chief Financial Officer
April 9, 2007